UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 17, 2006
                                -----------------

                       Alliance Distributors Holding Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                            000-32319                           33-0851302
  (State or Other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           Incorporation)

                 15-15 132nd St., College Point, New York 11356
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               (Address of Principal Executive Offices) (Zip Code)

                                 (718) 747-1500
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               Registrant's telephone number, including area code

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01   OTHER EVENTS

In its Report on Form 8-K filed on January 10, 2006 the Company reported that it had entered into an agreement to purchase all of the capital stock of Foto Electric Supply Co., Inc., a New York corporation ("FESCO"). The Company also reported, among other things, that the closing of the transaction is subject to certain conditions set out in the agreement. These conditions have not been satisfied to date, and the transaction has not been consummated to date.

On January 17, 2006, the Company filed a 14C Preliminary Information Statement with the SEC that among other things includes financial information for FESCO and related pro forma financial information.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


ALLIANCE DISTRIBUTORS HOLDING INC.
Registrant


Date:  January 17, 2006
                                                           By /s/ Jay Gelman
                                                           ---------------------
                                                           Jay Gelman, CEO